UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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Service Properties Trust
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EXPLANATORY NOTE
This proxy statement supplement (this “Supplement”) supplements and amends the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission by Service Properties Trust, a Maryland real estate investment trust (the “Company,” “we,” “us” or “our”) on March 17, 2026 and as amended on March 25, 2026 (the “Proxy Statement”).
We are filing this Supplement to amend the Proxy Statement and the Proxy Card to add a new Proposal 4 seeking shareholder approval of the Third Amended and Restated 2012 Equity Compensation Plan (the “Amended and Restated Plan”). The Amended and Restated Plan increases the number of Common Shares available under the Second Amended and Restated 2012 Equity Compensation Plan (the “Predecessor Share Award Plan”) from 6,100,000 previously reserved under the Predecessor Share Award Plan to an aggregate of 10,100,000.
Approval of the Third Amended and Restated Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2026 Annual Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of new Proposal 4. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of new Proposal 4. You may vote “FOR,” “AGAINST” or “ABSTAIN” on new Proposal 4.
Except for the new Proposal 4, the amended Notice of Annual Meeting and the amended Proxy Card, this Supplement does not otherwise modify or update any other disclosures presented in the Proxy Statement. This Supplement should be reviewed in conjunction with the Proxy Statement and, from and after the date of this Supplement, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as amended by this Supplement. In addition, this Supplement does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events. All page references are to the Proxy Statement, and capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement.
The amended Proxy Card differs from the original Proxy Card previously furnished to you in that the amended Proxy Card includes new Proposal 4. If you have already voted, we encourage you to resubmit your vote on all proposals by submitting the amended Proxy Card or by submitting a proxy via telephone or the Internet by following the instructions included in the Proxy Statement and the procedures in your amended Proxy Card. However, if you return or have returned an original Proxy Card, your proxy will remain valid for all other proposals and will be voted at the 2026 Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT AN AMENDED PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE AMENDED PROXY CARD.

AMENDED NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS OF SERVICE PROPERTIES TRUST
Location: Live Webcast Accessible at https://www.virtualshareholder meeting.com/SVC2026 Date: Thursday, June 11, 2026 Time: 9:30 a.m., Eastern Time
Agenda:
•
Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

•
Advisory vote to approve executive compensation;

•
Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2026 fiscal year;

•
Approve the Third Amended and Restated 2012 Equity Compensation Plan;

•
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 13, 2026 (the “Record Date”).

Attending Our 2026 Annual Meeting: To provide all of our shareholders an opportunity to participate in our 2026 Annual Meeting, our 2026 Annual Meeting will be a virtual meeting of shareholders, which will be conducted by webcast. Shareholders will be able to listen, vote and submit questions online during our 2026 Annual Meeting. In order to attend and participate in our 2026 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on June 10, 2026.
•
Record Owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

•
Beneficial Owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2026 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SVC2026 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a control number if needed.

Please see the Proxy Statement and Proxy Supplements for additional information.
By Order of our Board of Trustees, Lindsey Getz Secretary April 27, 2026

The disclosure hereby supplements the Proxy Statement to add Proposal 4:

PROPOSAL 4:	APPROVAL OF THE THIRD AMENDED AND RESTATED 2012 EQUITY COMPENSATION PLAN
We are asking shareholders to approve the Third Amended and Restated 2012 Equity Compensation Plan (the “Amended and Restated Plan”). The Amended and Restated Plan increases the number of Common Shares available under the plan from the 6,100,000 previously reserved under the predecessor Second Amended and Restated 2012 Equity Compensation Plan, as amended (the “Predecessor Share Award Plan”), to an aggregate of 10,100,000, adopts an annual limit of $500,000 on the aggregate grant-date fair value of Common Shares that may be granted to any Trustee and extends the term of the plan until the tenth anniversary of our 2026 Annual Meeting.
Background

The Amended and Restated Plan provides that an aggregate of 10,100,000 Common Shares are available for award under the plan pursuant to grants of Common Shares or Common Shares subject to restrictions (“Restricted Shares”). As of April 20, 2026, there were 645,578,088 Common Shares outstanding (not including unvested Restricted Shares), 1,664,727 Common Shares were available for grants of future awards pursuant to the Predecessor Share Award Plan, and there were 1,639,071 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in applicable share award agreements.
Purpose of the Amended and Restated Plan

Following a review of our equity compensation plan, we have determined that the number of Common Shares available under the Predecessor Share Award Plan is insufficient to meet our anticipated annual equity awards to our Trustees, executive officers and other employees of our manager, The RMR Group LLC (“RMR”), and others who provide services to us (collectively, the “Eligible Individuals”), over the next two years. The Amended and Restated Plan will allow us to continue to grant equity based compensation to the Eligible Individuals, which our Board of Trustees (our “Board”) believes supports our compensation strategy to increase the percentage of total compensation that is made up of equity awards to further align management and shareholders. Our Board believes that equity based compensation recognizes our executive officers’ and other RMR employees’ and service providers’ scope of responsibilities, rewards demonstrated performance and leadership, motivates future performance and further aligns the interests of these individuals with the long term interests of our shareholders.
The Amended and Restated Plan, if approved, will be the only plan we have to provide equity based incentive compensation to our Trustees, executive officers and other service providers. If our shareholders do not approve the Amended and Restated Plan, our and RMR’s ability to attract and retain Trustees and employees may be negatively impacted, which could have an impact on our long term success.
Historic Share Usage Information

In connection with the drafting of the proposed Amended and Restated Equity Plan, the Compensation Committee of our Board (the “Compensation Committee”) received guidance on plan design and sizing from Ferguson Partners Consulting (“FPC”), an independent compensation consultant retained by the Company.
This analysis included a consideration of the following key factors:
Shares Available for Issuance. As of April 20, 2026, there were 645,578,088 Common Shares outstanding (not including unvested Restricted Shares), 1,664,727 Common Shares were available for grants of future awards pursuant to the Predecessor Share Award Plan, and there were 1,639,071 unvested Restricted Shares

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outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in applicable share award agreements.
Reasonable Share Reserve. In determining the share reserve under the Amended and Restated Plan, our Board reviewed the Compensation Committee’s recommendations, which were based in part on the information and analysis prepared by FPC. Among other things, the Compensation Committee considered the potential dilutive effect of a share reserve increase both prior to, and following, our recent public equity offering, which was completed subsequent to the filing of our Proxy Statement, and determined that the requested additional 4,000,000 Common Shares would not have a substantially dilutive effect in either case (2.4% of Common Shares outstanding as of the Record Date and 0.6% of Common Shares outstanding as of April 20, 2026).
Historical Burn Rate. Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our weighted average outstanding Common Shares. Our three-year average burn rate is 0.65%, which is well below market benchmarks.
Year	Time-Based Full-Value Awards Granted	Weighted Average Common Shares Outstanding	Burn Rate
2025	1,747,861	165,951,000	1.05%
2024	1,031,329	165,338,000	0.62%
2023	438,000	164,988,000	0.27%
		3-Year Average	0.65%
Overhang. Our overhang is the number of outstanding Common Shares that are subject to vesting requirements at year end (i.e., unvested Restricted Shares) plus the number of Common Shares available for future grants of equity awards, inclusive of an additional 4,000,000 Common Shares, assuming approval of the Amended and Restated Plan, in proportion to our Common Shares outstanding at year end excluding the unvested Restricted Shares. As of the year ended December 31, 2025, our overhang was 4.42%, which includes the number of Common Shares available for future grants (3.40%) and the number of unvested Restricted Shares (1.02%).
Material Terms of the Amended and Restated Plan

A copy of the Amended and Restated Plan is set forth as Annex A to this Proxy Statement Supplement. The material features of the Amended and Restated Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the Amended and Restated Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.
Administration. The Amended and Restated Plan will continue to be administered by our Board or, in the discretion of our Board, a committee designated by our Board and comprised of at least two members of our Board. Our Board has delegated its authority to administer the Predecessor Share Award Plan to the Compensation Committee and such delegation is expected to remain in place with respect to the Amended and Restated Plan; however, our Board may revoke or rescind such delegations of authority in whole or in part at any time. Each member of any committee administering the Amended and Restated Plan is required to be a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and to meet such other requirements as our Board may determine to be necessary or appropriate. Our Board or a committee thereof has the authority to administer the Amended and Restated Plan, including the authority to interpret the plan, to make awards thereunder (and determine the terms of such awards) and to adopt and approve from time to time the forms of share award agreements under the Amended and Restated Plan.
Awards. The Amended and Restated Plan permits discretionary awards of Common Shares, which will be subject to such terms and conditions as our Board or a committee may determine, which may include, without limitation, terms with respect to vesting, forfeiture, repurchase and transfer restrictions, typically based on continued employment or service. If it determines to do so, our Board or the designated committee may award shares under the Amended and Restated Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions (“Unrestricted Shares”); provided that no more than 25% of any individual award may

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consist of Unrestricted Shares at grant, other than awards of Common Shares to our Trustees that may constitute Unrestricted Shares in their entirety. No Trustee or officer of the Company may be granted more than 1,000,000 Common Shares under the Amended and Restated Plan, and no Trustee may be granted Common Shares under the Amended and Restated Plan with a grant-date fair value greater than $500,000 in any one of the Company’s fiscal years.
Participants. The Amended and Restated Plan permits awards to be made to our Trustees, executive officers and other employees of RMR, as well as consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Actual participants are determined by our Compensation Committee in its discretion. As of April 20, 2026, we had two executive officers and seven Trustees, and RMR and its subsidiaries had approximately 830 employees who were not either executive officers or Trustees of the Company; all of those persons and other qualifying service providers of the Company would be eligible for awards under the Amended and Restated Plan. During 2025, 114 eligible Trustees, officers, employees of RMR and other persons providing services to us (or our subsidiaries) received awards under the Predecessor Share Award Plan.
Change in Control; Termination Event. The Amended and Restated Plan provides that if we are subject to a “Change in Control” or a “Termination Event” (each as defined in the Amended and Restated Plan) unvested awards will vest upon the occurrence of such event.
Amendment and Termination. The Amended and Restated Plan may be amended or terminated by our Board, subject to shareholder approval where required by law or applicable listing requirements. The Amended and Restated Plan will, unless terminated earlier by our Board, terminate on the tenth anniversary of our 2026 Annual Meeting. However, awards made before the termination of the Amended and Restated Plan may extend beyond that date in accordance with their terms.
Common Shares Available. The total number of Common Shares that may be granted under the Amended and Restated Plan is 10,100,000, which number will be reduced by any shares that have been or may be issued prior to the effective date of the Amended and Restated Plan, subject to adjustment for certain transactions as set forth in the plan. If any Common Shares subject to an award (including awards granted under the Predecessor Share Award Plan, of which there were unvested awards of 1,639,071 shares outstanding as of April 20, 2026) are forfeited, cancelled, repurchased or surrendered, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the plan. Common Shares surrendered or withheld as payment of withholding taxes in respect of an award shall not be available again for grant under the Amended and Restated Plan. The number of Common Shares reserved for issuance under the Amended and Restated Plan and the awards made under the plan are generally subject to adjustment by our Board upon the occurrence of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction.
On April 24, 2026, the last reported sale price of the Common Shares on the Nasdaq was $1.54 per share.
Awards under the Amended and Restated Plan will generally be made in the discretion of our Board or designated committee thereof and are therefore not determinable at this time.
Certain Federal Income Tax Consequences in Respect of the Amended and Restated Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the Amended and Restated Plan. Participants should consult with their own tax advisors and should not rely upon this summary.
Share Awards. A participant in the Amended and Restated Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will be taxed as ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time of the award.
Restricted Shares. The term “restricted shares” refers to an award of Common Shares under the Amended and Restated Plan that are subject to forfeiture restrictions. A participant generally will not be taxed upon the receipt of a Restricted Share award, but rather will recognize ordinary compensation income in an amount

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equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. A participant may, however, elect under Internal Revenue Code Section 83(b) and not later than 30 days after the transfer of such Common Shares to the participant to recognize ordinary compensation income at the time the Restricted Shares are awarded in an amount equal to the fair market value at that time, notwithstanding the fact that such Common Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the restrictions lapse. However, if Common Shares subject to a Section 83(b) election are later forfeited, no tax deduction is allowable with respect to the previously recognized ordinary compensation income to the participant for the forfeited Common Shares.
The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) election has been made.
Company Deductions. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income. The Company deductions referred to in this summary may be limited by Internal Revenue Code Section 162(m) for certain employees.
Share Usage

The annual share usage under the Predecessor Share Award Plan for the last three calendar years was as follows:
Year	Awards Granted (number of shares)	Weighted Average Common Shares Outstanding
2025	1,747,861	165,951,000
2024	1,031,329	165,338,000
2023	438,000	164,988,000
Equity Plan Information

We may award Common Shares under the Amended and Restated Plan to our Trustees, executive officers and other employees of RMR, and other individuals who provide services to us or to our subsidiaries. In fiscal year 2025, we issued 1,747,861 Common Shares to our Trustees and officers, employees of RMR and others who provide services to us or to our subsidiaries. The following table is as of December 31, 2025.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	1,661,921
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	1,661,921
Approval of the Amended and Restated Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2026 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the approval of the Amended and Restated Plan.

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ANNEX A—THIRD AMENDED AND RESTATED 2012 EQUITY COMPENSATION PLAN
SERVICE PROPERTIES TRUST THIRD AMENDED AND RESTATED 2012 EQUITY COMPENSATION PLAN
Service Properties Trust hereby adopts the Service Properties Trust Third Amended and Restated 2012 Equity Compensation Plan, effective as of the Effective Date (as defined in Section VIII). The Plan is an amendment and restatement of the Second Amended and Restated 2012 Equity Compensation Plan (the “Predecessor Plan”).
I.
PURPOSE

The Plan is intended to advance the interests of the Company and its subsidiaries by providing a means of rewarding selected officers and Trustees of the Company, employees of the Manager, and others rendering valuable services to the Company, its subsidiaries or to the Manager, through grants of the Company’s Shares.
II.
DEFINITIONS

Terms that are capitalized in the text of the Plan have the meanings set forth below:
(a)
“Board” means the Board of Trustees of the Company.

(b)
“Company” means Service Properties Trust, a Maryland real estate investment trust.

(c)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)
“Key Person” means an employee, consultant, advisor, Trustee, director, officer or other person providing services to the Company, to a subsidiary of the Company, or to the Manager.

(e)
“Manager” means a person or entity providing management or administrative services to the Company.

(f)
“Participant” means a person to whom Shares have been granted, or any other person who becomes owner of the shares by reason of such person’s death or incapacity.

(g)
“Plan” means this Service Properties Trust Third Amended and Restated 2012 Equity Compensation Plan, as it may be amended from time to time.

(h)
“Securities Act” means the Securities Act of 1933, as amended.

(i)
“Share Agreement” means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

(j)
“Shares” means the Company’s common shares of beneficial interest, par value $.01 per share.

(k)
“Trustee” means a member of the Board.

III.
SHARES SUBJECT TO THE PLAN

Subject to the provisions of Article VII, the maximum number of Shares which may be granted under the Plan following the Effective Date is 10,100,000, inclusive of Shares reserved under the Predecessor Plan, subject to adjustment as set forth herein. If any Shares subject to an award under the Plan (including prior to the Effective Date) are forfeited, cancelled, repurchased or surrendered, the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Plan. Shares surrendered or withheld as payment of withholding taxes in respect of an award shall not be available again for grant under the Plan.
Subject to the terms of any Share Agreement, a holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing

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Shares may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. In the event that the Shares are not represented by a certificate, the Company shall direct the Company’s registrar and transfer agent to make an appropriate notation of the restrictions on transfer to which the Shares are subject in the stock books and records of the Company. In addition, the Company may hold the certificates representing Shares pending lapse of any applicable vesting, forfeiture, repurchase, transfer or similar restrictions.
IV.
METHOD OF GRANTING SHARES

Grants of Shares to any Key Person shall be made by action of the Board, which shall have the sole discretion to select persons to whom Shares are to be granted, the amount and timing of each such grant, the extent, if any, to which vesting restrictions or other conditions (which may include repurchase rights) shall apply to the award and all other terms and conditions of any award (which terms and conditions need not be the same as between recipients or awards). If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him or her, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option and in its discretion without further notice to the Participant. No Trustee or officer of the Company may be granted more than 1,000,000 Shares under the Plan after the Effective Date, and no Trustee may be granted Shares under the Plan with a grant-date fair value (as determined for accounting purposes by the Board or, in the discretion of the Board, a committee designated by the Board to administer the Plan) greater than $500,000 in any one of the Company’s fiscal years. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V. No agreement is required to be executed in respect of awards of vested Shares.
V.
ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board or, in the discretion of the Board, a committee designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whichever shall be administering the Plan from time to time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board in its sole discretion and the Board shall have the authority to do all things necessary to carry out the purposes of the Plan, and its determinations shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board is authorized to (i) adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement; (ii) make adjustments to awards in response to changes in applicable laws, regulations, or accounting principles; and (iii) prescribe, amend and rescind rules and regulations relating to the Plan. If it determines to do so, the Board may grant Shares under this Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions (“Unrestricted Shares”); provided that no more than 25% of any individual award may consist of Unrestricted Shares at grant, other than awards of Common Shares to our Trustees that may constitute Unrestricted Shares in their entirety.
For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and shall meet such other requirements as the Board may determine to be necessary or appropriate.
With respect to persons subject to Section 16 of the Exchange Act (“Insiders”) with respect to the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act.
VI.
ELIGIBLE PERSONS

The persons eligible to receive grants of Shares shall be those persons selected by the Board in its discretion from among Key Persons who contribute to the business of the Company and its subsidiaries.
VII.
CHANGES IN CAPITAL STRUCTURE

In the event of any stock dividend or other similar distribution (whether in the form of stock or other securities), stock split or combination of shares (including a reverse stock split), conversion, reorganization, consolidation,

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split-up, spin-off, combination, merger, exchange of stock, extraordinary cash dividend or other similar transaction or event, the Board shall make adjustments to the maximum number of Shares that may be issued under the Plan under Article III and Article IV and shall also make appropriate adjustments to the number and kind of shares of stock, securities or other property (including cash) subject to awards then outstanding under the Plan affected by such change and to the other terms and conditions of such awards. No fractional Shares shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.
VIII.
EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan shall be effective at the close of business on June 11, 2026 (the “Effective Date”), subject to its approval by the Company’s shareholders. Shares may be granted under the Plan from time to time until the close of business on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan. The Board hereafter may at any time amend or terminate the terms of an award or the Plan in any respect, provided that (without limiting Article VII hereof) the Board may not, without the affected Participant’s consent, amend or terminate the terms of an award or the Plan so as to affect adversely the Participant’s rights under an outstanding award. Any amendments to the Plan shall be conditioned upon shareholder approval only to the extent, if any, such approval is required by applicable law or listing requirements.
IX.
MISCELLANEOUS

A.
Nonassignability of Shares. Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement or as may be permitted by the Board.

B.
No Guarantee of Employment. Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment or service of, or to continue to act as an officer or, Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager.

C.
Tax Withholding; Section 409A. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and, as a condition to the receipt of any grant of Shares, a Participant agrees that if the amount payable to him or her by the Company in the ordinary course is insufficient to pay such taxes, he or she shall, upon request of the Company, pay the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Board may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Shares, by withholding from the Shares to be issued to such Participant or by accepting delivery of Shares already owned by him or her. The fair market value of the Shares for this purpose shall be the closing price of the Shares on the principal securities exchange on which the Shares are listed on the date such Shares are repurchased by the Company, unless otherwise determined by the Board in its discretion.
If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company share certificates registered in his or her name or other evidence of legal and beneficial ownership of Shares owned by him or her, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the Shares represented by such share certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay the withholding obligation in the form of Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.
It is intended that awards granted under the Plan be exempt from the application of Section 409A of the Internal Revenue Code of 1986, as amended from time to time, and the Plan and such awards shall be construed in accordance with that intention.

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D.
Conditions to Issuance. The issuance of Shares under the Plan is subject to compliance with (1) the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of Shares and (2) the listing rules of any stock exchange or national market system on which the Shares are listed.

E.
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

F.
Governing Law. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed therein, without reference to the conflicts of law principles thereof.

G.
Change in Control. Each unvested Share under the Plan immediately prior to the occurrence of a “Change in Control” or a “Termination Event” shall become fully vested upon the occurrence of the Change in Control or Termination Event, as each term is defined below.

A “Change in Control” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:
(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding common shares of beneficial interest of the Company or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;
(b) the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the Effective Date, constitute the Board and any new Trustee (other than a Trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Trustees) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;
(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of Shares is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.

A-4	2026 Proxy Statement

A “Termination Event” shall occur if The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) ceases to be the manager or shared services provider to the Company.
For purposes of the defined terms used in this Section IX G., but not previously defined in the Plan, the following definitions shall apply:
“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
“Excluded Entity” shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

2026 Proxy Statement	A-5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYAUTHORIZE YOUR PROXY BY INTERNETBefore the meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m., Eastern Time, on June 10, 2026. Have your proxy card in hand when you access the website and follow theinstructions to obtain your records and to submit your voting instructions.AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, onJune 10, 2026. Have your proxy card in hand when you call and then follow the instructions.If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day beforethe reconvened meeting.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ServiceProperties Trust, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.VOTE BY VIRTUALLY ATTENDING THE MEETINGYou must register in advance to attend the meeting by visiting the "Attend a Meeting" link at www.proxyvote.com. Duringthe meeting - Go to https://www.virtualshareholdermeeting.com/SVC2026You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you accessthe website and follow the instructions provided on the website.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Service Properties Trust in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access shareholder communications electronically in future years.V96689-P48362! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !INVESTOR RELATIONSSERVICE PROPERTIES TRUST255 WASHINGTON STREET, SUITE 300NEWTON, MASSACHUSETTS 02458SERVICE PROPERTIES TRUST1. Election of Trustees.Laurie B. BurnsNominees (for Independent Trustee):Adam PortnoyNominees (for Managing Trustee):Christopher J. Bilotto(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners shouldeach sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person, indicating title.)The Board of Trustees Recommends a Vote FOR all theNominees for Trustee in Proposal 1 and FOR Proposals 2,3 and 4.2. Advisory vote to approve executive compensation.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ONSUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.3. Ratification of the appointment of Deloitte & Touche LLP asindependent auditors to serve for the 2026 fiscal year.4. Approval of the Third Amended and Restated 2012 EquityCompensation Plan.For Against AbstainTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 ANDFOR PROPOSALS 2, 3 AND 4.For Against AbstainRobert E. CramerDonna D. FraicheWilliam A. LamkinRajan C. Penkar! ! !SCAN TOVIEW MATERIALS & VOTE w

SERVICE PROPERTIES TRUSTANNUAL MEETING OF SHAREHOLDERSJune 11, 2026, 9:30 a.m., Eastern Time Virtually via the Internet athttps://www.virtualshareholdermeeting.com/SVC2026The 2026 Annual Meeting of Shareholders of Service Properties Trustwill address the following items of business:Please see the Proxy Statement for attendance instructions.THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.Continued and to be signed on reverse sideSERVICE PROPERTIES TRUSTANNUAL MEETING OF SHAREHOLDERSJune 11, 2026, 9:30 a.m., Eastern TimeImportant Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2026 Annual Meeting of Shareholders ofService Properties Trust (the "Company"), including the Company's Notice of Annual Meeting, Annual Report, Proxy Statement and Proxy Supplements are available on the Internet. To view the proxy materials or authorize your proxy by Internet, by telephone or by mail, please follow the instructions on the reverse side hereof.This proxy is solicited on behalf of the Board of Trustees of Service Properties Trust.The undersigned shareholder of the Company hereby appoints Lindsey Getz and Adam Portnoy, or any of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2026 Annual Meeting of Shareholders of the Company to be held virtually via the Internet athttps://www.virtualshareholdermeeting.com/SVC2026, on June 11, 2026, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Annual Report and the Proxy Statement and Proxy Supplements, which includes the Notice of 2026 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL THE NOMINEES FOR TRUSTEE INPROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.See reverse for instructions on how to authorize a proxy.1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees;2. Advisory vote to approve executive compensation;3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2026 fiscal year;4. Approval of the Third Amended and Restated 2012 Equity Compensation Plan; and5. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.